Semi-annual Report
(unaudited)

June 30, 2001

Mosaic Focus Fund

Mosaic Funds
www.mosaicfunds.com

Letter to Shareholders

Mosaic Focus showed relative outperformance for the six months ended June 30, 2001 when compared to the market in general. For the six-month period the S&P 500 was down -6.70%, while Focus was down -3.88%. Over the past year, Focus has really outshown, returning 9.16% compared to the one-year return of the S&P 500 of -14.83%. Behind the market’s negative return was a broad market downturn, as the economy continued to suffer across many fronts.

This past year has been a testament to our investment approach, which has always taken into account the downside possibilities, as well as the upside potential, of each of our holdings. One of the greatest investors of our time, Warren Buffet, once remarked that the key to making money over time was not to lose it, and we’re pleased that over the past year we’ve been able to fulfill this admonition for our shareholders.

Over the past six months Mosaic has received significant national recognition for our long-term performance, with a series of news stories in major publications. Most notably, SmartMoney Magazine selected Mosaic as its choice as one of the three up-and-coming fund families in America. We’re pleased to be able to send you this semi-annual report and to thank you for your continued confidence in our management.

Sincerely,

(signature)

Katherine Frank
President

Review of Period

General Market

The stock market enjoyed a mixed six months, with the S&P dropping double-digits in the first quarter and then rebounding in the second. Much of the rebound could be attributed to an injection of liquidity, fueled by a cumulative 275 basis points in Fed interest rate cuts. Investors, showing their willingness to look past the current difficult environment, were buoyed by the hope for a dramatic earnings recovery next year, but even optimists were guarded by this turn, with corporate earnings still dipping and general economic news, such as unemployment, mixed at best.

While the market faces distinct challenges the remainder of the year, the good news is we have been in this economic downturn for quite some time. The Fed has been consistently aggressive, inflation is low, quarter-to-quarter earnings comparisons will soon be getting easier, substantial cash is sitting on the sidelines, and valuations are improving. History demonstrates that patience is the greatest asset in periods following major market declines. This is a good time for investors to take a hard look at their investments and ensure they are in line with long-term objectives.

Outlook

We are likely entering a period of more normalized market conditions with the outsized gains of 1998 and 1999 difficult to duplicate. Whether mid-cap or large-cap, those companies that demonstrate solid fundamental growth and reasonable valuations will likely outperform. Fortunately for our shareholders, these are the types of companies that we strive to include in our portfolios.

Fund Overview

TOP FIVE STOCK HOLDINGS AS OF June 30, 2001

% of net assets
Bristol Myers Squibb	9.27%
Wells Fargo	8.04%
McDonald’s Corp.	7.93%
Worldcom Inc.	7.93%
AES Corp.	7.29%

Interview with lead equity manager Jay Sekelsky

Can you summarize the performance of the Focus Fund for the six-month period?

While it is hard to celebrate relative returns in a down market, we’re pleased to report that Focus outperformed its benchmark and peers for the six months, with a return of -3.88%. During the same period, the S&P 500 was off -6.70%, while the Lipper Large Cap Core Index was down -7.80%. In general, the market suffered from considerable uncertainty in a tough economic period, which only strengthened our desire to invest in the most solidly profitable companies we can find.

Did you make any significant changes to the portfolio since December 31, 2000?

The biggest shift we made during the first half of 2001 was to reduce our exposure to technology. At the start of the year we had a negative outlook towards technology in general, leading us to a below market weighting in that sector. As the year progressed, the fundamental outlook for technology continued to worsen and we continued to trim holdings. In fact, we no longer hold any of the technology stocks in our portfolio that we started the year with.

We also reduced our exposure to the consumer discretionary sector, although we are still over-weighted in this area. In particular we sold Lowe’s Companies, and AOL Time Warner, as we felt both were fully valued. We re-deployed the cash by slightly increasing our exposure to the financial and healthcare sectors, adding specialty insurer Markel Corporation and pharmaceutical Pfizer. In addition, we took a position in AES Corporation, which is a global independent power producer that develops, acquires, owns and operates electric generation facilities. The holding gives our shareholders exposure to two powerful trends: the consolidation/ deregulation of the global electricity industry and a growing demand for electricity worldwide.

What holdings were the strongest contributors to fund performance?

Although the first half of 2001 proved to be a difficult period, we did own several stocks that enhanced performance. With consumer spending remaining strong, the consumer discretionary sector proved to be rewarding. Early in the period we sold home-improvement retailer Lowe’s Companies, taking profits from a long-term holding which we felt was fully valued. Retailer Target also added to our results. Although we remained underweighted in technology stocks, the timely buying and selling of individual stocks within the sector led to a meaningful contribution to our results, specifically Microsoft and Dell. These two companies were sold from the portfolio as their stock prices reached a valuation level where the risk outweighed the reward.

What holdings were the largest constraints on performance?

Telecommunications continued to be one of the most difficult sectors of the market. Our holding in telecomm equipment manufacturer Tellabs, proved to be a disappointment as the company fell short of our expectations. With the fundamental outlook significantly diminished, we sold our position in the stock. Other stocks that came up short included pharmaceutical company Bristol-Myers Squibb, which fell back more due to industry and political concerns than for any company-specific reasons. We continue to hold Bristol and look for strong results in the future. Advertiser Interpublic Group is experiencing diminished corporate spending on advertising, causing earnings growth to come up short of expectations, putting pressure on the stock. We view the current shortfall as cyclical in nature and look for Interpublic Group to rebound when the economy does.

Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 80.1% of net assets
BANKS: 8.1%
Wells Fargo & Co.	6,500	$00,301,795
CONSUMER CYCLICALS: 9.7%
Interpublic Group Co.	6,500	190,775
Target Corp.	5,000	173,000
CONSUMER SERVICES - TELECOMMUNICATIONS: 7.9%
Worldcom, Inc. *	20,000	297,600
CONSUMER STAPLES - FOOD & BEVERAGE: 8.0%
McDonald’s Corp.	11,000	297,660
CONSUMER STAPLES - RETAIL: 5.1%
Safeway, Inc.*	3,950	189,600
FINANCIAL SERVICES: 10.4%
Federal Home Loan Mortgage Corp.	2,700	189,000
Stilwell Financial Inc.	6,000	201,360
HEALTHCARE: 14.2%
Bristol Meyers Squibb	6,650	347,795
Pfizer, Inc	4,600	184,230
INDUSTRIAL: 12.0%
AES Corp.	6,360	$00,273,798
Dover Corp.	4,650	175,073
INSURANCE: 4.7%
Markel Corp.	900	176,850
TOTAL COMMON STOCKS (cost $3,010,418)		$2,998,536
REPURCHASE AGREEMENT: 25.0% of net assets
With Morgan Stanley Dean Witter and Company issued 6/29/01 at 3.7%, due 7/02/01, collateralized by $953,105 in United States Treasury Notes due 8/15/01. Proceeds at maturity are $934,288. (Cost $934,000).		934,000
TOTAL INVESTMENTS: 105.1% of net assets (cost $3,944,418)		$3,932,536
CASH AND RECEIVABLES LESS LIABILITIES: (5.1)% of net assets		(189,132)
NET ASSETS: 100%		$03,743,404

*Non-income producing

Statement of Assets and Liabilities (unaudited)

June 30, 2001

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities*	$2,998,536
Repurchase agreements	934,000
Total investments	$3,932,536
Cash	796
Receivables
Investment securities sold	11,276
Dividends and interest	288
Capital shares sold	27,000
Total assets	$3,971,896
LIABILITIES
Payables
Investment securities purchased	191,548
Capital shares redeemed	36,944
Total liabilities	228,492
NET ASSETS (Note 7)	$3,743,404
CAPITAL SHARES OUTSTANDING	145,512
NET ASSET VALUE PER SHARE	$000,25.73
*INVESTMENT SECURITIES, AT COST	$3,010,418

Statement of Operations (unaudited)

For the six-months ended June 30, 2001

INVESTMENT INCOME (Note 1)
Interest income	$ 15,700
Dividend income	8,501
Other income	1,778
Total investment income	25,979
EXPENSES (Notes 3 and 5)
Investment advisory fees	13,445
Administrative and professional fees	8,964
Total expenses	22,409
NET INVESTMENT INCOME	$ 3,570
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(168,302)
Change in net unrealized depreciation of investments	(17,844)
Net realized and unrealized loss on investments	$,(186,146)
TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$,(182,576)

Statements of Changes in Net Assets

For the periods indicated

	(unaudited) Six Months Ended June 30, 2001	Year Ended December 31, 2000
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment gain (loss)	$00,03,570)	$00,0(3,298)
Net realized gain (loss) on investments	(168,302)	145,149)
Change in net unrealized appreciation (depreciation) of investments	(17,844)	127,567)
Total increase (decrease) in net assets resulting from operations	(182,576)	269,418)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET CAPITAL GAINS	(9,602)	(134,838)
CAPITAL SHARE TRANSACTIONS (Note 8)	910,671)	(829,359)
TOTAL INCREASE (DECREASE) IN NET ASSETS	718,493)	(694,779)
NET ASSETS
Beginning of period	$3,024,911)	$ 3,719,690)
End of period	$3,743,404)	$ 3,024,911)

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	(unaudited) Six Months Ended June 30,	For the Year Ended December 31,
	2001	2000	1999	1998
Net asset value beginning of period	$26.84	$25.38	$28.36	$21.09
Investment operations:
Net investment income (loss)	0.03	(0.05)	(0.07)	0.03
Net realized and unrealized gain (loss) on securities	(1.06)	2.76	(2.22)	9.02
Total from investment operations	(1.03)	2.71	(2.29)	9.05
Less distributions:
From net investment income	--	--	--	(0.10)
From capital gains	(0.08)	(1.25)	(0.69)	(1.68)
Total distributions	(0.08)	(1.25)	(0.69)	(1.78)
Net asset value, end of period	$25.73	$26.84	$25.38	$28.36
Total return (%)	(3.88)[2]	10.70	(8.05)	44.23
Ratios and supplemental data
Net assets, end of period (in thousands)	$3.743	$3,025	$3,720	$1,725
Ratio of expenses to average net assets (%)	1.25[1]	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets (%)	0.20[1]	(0.11)	(0.30)	0.15
Portfolio turnover (%)	64[2]	89	140	112

1 Annualized.
2 Not annualized.

Notes to Financial Statements

1. Summary of Significant Accounting Principles.Mosaic Focus Fund (the "Fund") adopted its current investment objectives and policies effective January 1, 1998. It is a non-diversified equity fund seeking long-term growth of capital. Its policies are to invest in approximately 12-18 stocks. The Fund is organized as a Massachusetts Business Trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to 1998, the Fund, known as Madison Opportunity Fund, Inc., was a diversified, small to mid-cap growth portfolio that was never publicly offered to investors. Its portfolio was liquidated prior to 1998. As such, financial information for periods prior to January 1, 1998 is not presented because it is not indicative of the operations or performance of the Fund under its current investment objectives, policies and operations.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Trustees. Short-term securities (maturing within 60 days) are valued at amortized cost which approximates market value. Securities with maturities in excess of 60 days are valued at market value. Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Original issue discount is accreted over the expected life of each applicable security. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Substantially all of the Fund’s accumulated net investment income, if any, determined as gross investment income less expenses, is declared as a regular dividend and distributed to shareholders at year end. Capital gain distributions, if any, are declared and paid annually at year end. Additional distributions may be made if necessary.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (the "Advisor"), earns an advisory fee of 0.75% per annum of the average net assets of the Fund; the fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2001 were as follows:

	Purchases	Sales
U. S. Gov’t Securities	--	--
Other	$2,480,770	$1,915,259

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.50%) of average net assets. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are as follows as of June 30, 2001:

Aggregate Cost	$3,944,418
Gross unrealized appreciation	129,347
Gross unrealized depreciation	(141,229)
Net unrealized depreciation	$ (11,882)

7. Net Assets. At June 30, 2001, net assets include the following:

Net paid in capital on shares of beneficial interest	$3,785,765)
Undistributed net investment gain	3,570)
Accumulated net realized loss	(34,049)
Net unrealized depreciation on investments	(11,882)
Total net assets	$3,743,404)

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Six Months Ended June 30,	Year Ended Dec. 31,
	2001	2000
In Dollars
Shares sold	$1,251,438)	$) 204,704)
Shares issued in reinvestment of dividends	9,525)	134,340)
Total shares issued	1,260,963)	339,044)
Shares redeemed	(350,292)	(1,168,403)
Net increase (decrease)	$ 910,671)	$ (829,359)

In Shares
Shares sold	45,171)	8,486)
Shares issued in reinvestment of dividends	332)	5,020)
Total shares issued	45,503)	13,506)
Shares redeemed	(12,701)	(47,384)
Net increase (decrease)	32,802)	(33,878)

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

   Mosaic Investors Fund
   Mosaic Balanced Fund
   Mosaic Mid-Cap Growth Fund
   Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

   Mosaic Government Fund
   Mosaic Intermediate Income Fund
   Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

   Mosaic Tax-Free Arizona Fund
   Mosaic Tax-Free Missouri Fund
   Mosaic Tax-Free Virginia Fund
   Mosaic Tax-Free National Fund
   Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by Mosaic Funds Distributor, LLC in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent
 Mosaic Funds
 c/o Firstar Mutual Fund Services, LLC
 P.O. Box 701
 Milwaukee, WI 53201-0701
 888-670-3600

Telephone Numbers
  Shareholder Service
    Toll-free nationwide:   (888) 670 3600
  Mosaic Tiles (24 hour automated information)
    Toll-free nationwide:   (800) 336 3063

Mosaic Funds
6411 Mineral Point Road
Madison, Wisconsin 53705

www.mosaicfunds.com

SEC File Number 811-07473